SCHEDULE 14A
                         (RULE 14A-101)

             INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934

(x)  Filed by the Registrant
     Filed by a Party other than the Registrant ( )
     Check the appropriate box:

     ( ) Preliminary Proxy Statement    Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2)

(x)  Definitive Proxy Statement

     ( ) Definitive Additional Materials
     ( ) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              Portico Funds, Inc.
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(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Payment of Filing Fee (Check the appropriate box):

     (x)  No fee required.

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     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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          Fee paid previously with preliminary materials.

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( )  Check box if any part of the fee is offset as provided by Exchange Act Rule
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previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (4)  Date Filed:

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                              PORTICO FUNDS, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREOWNERS
                        OF THE INTERNATIONAL EQUITY FUND


To the Shareowners of the                                July 14, 1997
Portico International Equity Fund:

  A Special Meeting of Shareowners of the International Equity Fund (the
"Fund") of Portico Funds, Inc. (the "Company") will be held on August 15,
1997, at 10:00 a.m. Eastern time, at the offices of the Company's legal counsel, Drinker, Biddle & Reath LLP, Suite 1100, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, to consider and act upon the following matters:

  1) The approval or disapproval of a revised investment advisory agreement with Firstar Investment Research & Management Company, LLC with respect to the Fund;

  2) The approval or disapproval of a new sub-advisory agreement with Hansberger Global Investors, Inc. with respect to the Fund; and

  3) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

  The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each shareowner is invited to attend the Special Meeting of Shareowners in person. Shareowners of record at the close of business on July 2, 1997 have the right to vote at the meeting. IF YOU CANNOT BE PRESENT AT THE MEETING, WE URGE YOU TO FILL IN, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN ORDER THAT THE MEETING CAN BE HELD AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED.

 W. BRUCE McCONNEL, III
 Secretary



                              PORTICO FUNDS, INC.
                            615 EAST MICHIGAN STREET
                           MILWAUKEE, WISCONSIN 53202
                                PROXY STATEMENT

  This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Portico Funds, Inc. (the "Company") for use at a Special Meeting of Shareowners of the Company's International Equity Fund (the "Fund") to be held at the offices of the Company's legal counsel, Drinker Biddle & Reath LLP, Suite 1100, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, on August 15, 1997 at 10:00 a.m. (Eastern time). (This meeting and any adjournment thereof are referred to as the "Meeting.")

  Proxies will be solicited by mail. Officers and service contractors of the Company or Firstar Investment Research & Management Company, LLC ("FIRMCO"), the Fund's investment adviser, may also solicit proxies by telephone, facsimile, telegraph or personal interview. FIRMCO with principal offices at 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, will bear all proxy solicitation costs. Any shareowner giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed Proxy are expected to be distributed to shareowners of record on or about July 15, 1997.

  Only shareowners of record at the close of business on July 2, 1997 (the "Meeting Record Date") will be entitled to vote at the Meeting. On that date the following number of shares were outstanding and entitled to vote at the
Meeting: 2,399,989 Class 15- Institutional Series Common Stock ("Institutional Shares') and 225,088 Class 15- A Series Common Stock ("Retail Shares"). All shares of the Fund will vote in the aggregate and not by series. Each share is entitled to one vote.

  If you do not expect to be present at the Meeting and wish your Shares to be voted, please date and sign the enclosed proxy and mail it in the enclosed reply envelope which is addressed to ADP Proxy Services, P.O. Box 9148, Farmingdale, New York 11735.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREOWNERS VOTE "FOR" THE APPROVAL OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.


                                   INTRODUCTION

  At a regular meeting of the Board of Directors (the "Board") of the Company held on June 13, 1997 (the "Board Meeting"), FIRMCO recommended that the current passive investment management strategy of the Fund be changed to one of active management. Currently, the Fund attempts to attain its investment objective of capital appreciation by seeking to duplicate substantially the country weightings of the gross domestic product weighted Morgan Stanley Capital International Europe, Australia and Far East Index (the "Index") and, within these parameters, invests primarily in companies included in the Index with small to medium capitalizations. At the Board Meeting, FIRMCO recommended that the Fund's investment strategy be modified and that the Fund attempt to attain its investment objective of long-term capital growth through investment in stocks and debt obligations of companies and governments which FIRMCO (or a sub-adviser) believe are undervalued. Under normal market conditions the Fund, however, will continue to invest at least 65% of the value of its total assets in foreign common stocks and equity related securities. In conjunction with this change in investment strategy, FIRMCO also recommended that Hansberger Global Investors, Inc. ("Hansberger Global") be retained as the Fund's sub-adviser. FIRMCO advised the Board that it believed that Hansberger Global's management approach was better suited for an actively managed fund, and that retaining Hansberger Global as sub-adviser would enhance the nature and quality of the advisory services provided to the Fund, due to Hansberger Global's experience, extensive research and global resources in international equity management.

  Hansberger Global is a Delaware corporation. Hansberger Global is headquartered in Florida with offices in Hong Kong and Moscow. As of May 31, 1997, Hansberger Global had approximately $660 million of assets under management for separate private and institutional accounts and investment companies. Hansberger Global's research discipline is a fundamental, bottom up approach searching globally for undervalued companies, excluding the United States. Hansberger Global's research focuses on over 50 developed and emerging markets.

  Hansberger Global's investment decisions will rely on a fundamental analysis of securities with a long-term investment perspective. Hansberger Global seeks undervalued securities throughout the world. This global search provides Hansberger Global with diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also from country to country.

  Currently, the number of securities held by the Fund may vary from 450 to
750. It is expected that Hansberger Global will reduce the number of Fund holdings to approximately 100 to 150. The Fund and ultimately its shareowners may incur capital gains and/or losses from the sale of such securities, and the Fund intends to distribute any capital gains incurred from the sale of such securities to its shareowners. Such distribution will be taxed as capital gains to shareowners of the Fund. Transaction costs related to the reduction of Fund holdings will be borne by the Fund and ultimately its shareowners and will reduce the amount of distributions received by shareowners of the Fund.

  At the Board Meeting, a revised investment advisory agreement for the Fund between the Company and FIRMCO (the "New Advisory Agreement") and a new sub-advisory agreement for the Fund among the Company, FIRMCO and Hansberger Global (the "New Sub-Advisory Agreement") were unanimously approved by the Board, including those members of the Board who were not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")), of any party to the New Advisory Agreement or New Sub-Advisory Agreement, subject to shareowner approval at the Meeting. (The New Advisory Agreement and the New Sub-Advisory Agreement are sometimes referred to singularly as a "New Agreement" and collectively as the "New Agreements.")
THE CONTRACTUAL ADVISORY FEE RATE PAYABLE BY SHAREOWNERS OF THE FUND WILL DECREASE AS A RESULT OF APPROVAL OF THE NEW AGREEMENTS. In connection with the approval of the New Agreements, the Board also determined that the Sub-Advisory Agreement dated April 26, 1994 (the "Current Sub-Advisory Agreement") among the Company, FIRMCO and State Street Bank and Trust Company ("State Street") should be terminated.

  Copies of the New Advisory and Sub-Advisory Agreements are attached to this Proxy Statement as Exhibits A and B, respectively. The provisions of the New Agreements are summarized below. This summary, however, is qualified in its entirety by reference to Exhibits A and B.


                          DESCRIPTION OF NEW AGREEMENTS

  FIRMCO currently serves as the Fund's investment adviser pursuant to Addendum No. 3 dated as of April 26, 1994 to an Investment Advisory Agreement dated as of March 27, 1992 between the Company and FIRMCO (the "Current Advisory Agreement'). State Street currently serves as the Fund's sub-adviser pursuant to the Current Sub-Advisory Agreement. (The Current Advisory Agreement and Current Sub-Advisory Agreement are sometimes referred to together as the "Current Agreements.")

  The primary differences between the New Agreements and the Current Agreements are that (1) Hansberger Global, rather than State Street, will serve as the Fund's sub-adviser; (2) FIRMCO will review and monitor the sub-advisory services of Hansberger Global but will not determine jointly the securities and other investments to be purchased, retained or sold by the Fund; and (3) the advisory fee rate payable by the Fund to FIRMCO on assets exceeding $25 million will be lower than the current rate, although the sub-advisory fee rate payable by FIRMCO (but not the Fund) to Hansberger Global will be higher than the current sub-advisory fee rate. Otherwise, the provisions of the New Agreements are substantially comparable to the provisions of the Current Agreements.

  Under the Current Advisory Agreement and the New Advisory Agreement, FIRMCO is entitled, respectively, to the following fees from the Fund, computed daily and payable monthly, based on the Fund's average net assets:

             FUND'S AVERAGE    CURRENT          NEW
               NET ASSETS      FEE RATE       FEE RATE
             --------------    --------       --------
           First $25 million    1.50%          1.50%
           Next $25 million     1.45%          1.25%
           Next $50 million     1.40%          1.25%
           Over $100 million    1.35%          1.10%

 In addition, under both the Current and New Advisory Agreements, FIRMCO is entitled to 4/10 of the gross income earned by the Fund on the loan of its securities (excluding capital gains and losses, if any).

 Under the Current Sub-Advisory Agreement and New Sub-Advisory Agreement, State Street and Hansberger Global, respectively, are entitled to the following sub-advisory fees computed daily and payable monthly by FIRMCO, based on the Fund's average daily net assets:

             FUND'S AVERAGE  STATE STREET  HANSBERGER GLOBAL
               NET ASSETS      FEE RATE        FEE RATE
             --------------  ------------  -----------------
           First $25 million    0.40%           0.75%
           Next $25 million     0.35%           0.50%
           Next $50 million     0.30%           0.50%
           Over $100 million    0.25%           0.35%

THUS, THE CONTRACTUAL ADVISORY FEE RATE PAYABLE BY THE FUND TO FIRMCO WILL DECREASE UNDER THE NEW ADVISORY AGREEMENT. THE SUB-ADVISORY FEE PAYABLE BY FIRMCO TO HANSBERGER GLOBAL UNDER THE NEW SUB-ADVISORY AGREEMENT WILL BE THE RESPONSIBLITY OF FIRMCO AND DOES NOT REPRESENT AN ADDITIONAL CHARGE TO THE FUND.

 The New Agreements provide that FIRMCO and Hansberger Global will pay all expenses incurred by them in connection with their activities under the New Agreements other than the cost of securities (including brokerage commissions, if any) purchased or sold with respect to the Fund.

 The New Advisory Agreement, like the Current Advisory Agreement, provides that, subject to the supervision of the Board, FIRMCO will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments and cash equivalents. The New Advisory Agreement, like the Current Advisory Agreement, also provides that FIRMCO may from time to time retain a sub-adviser to assist in managing the Fund, provided that the compensation of the sub-adviser is paid by FIRMCO and the sub-adviser is approved in accordance with the provisions of the 1940 Act.

 Under the New Advisory Agreement, however, FIRMCO is no longer required to determine, either in its sole discretion or jointly with the sub-adviser, the securities and other investments to be purchased, retained or sold by the Fund. Instead, the New Advisory Agreement provides that FIRMCO will (1) assist and consult with any sub-adviser with respect to the Fund in connection with the Fund's continuous investment program; (2) establish and monitor general investment criteria and policies for the Fund; (3) review, monitor and analyze on a periodic basis the Fund's portfolio holdings and transactions to determine that the sub-adviser performs its sub-advisory services in accordance with the Fund's investment objective, policies and restrictions as stated in its prospectus and statement of additional information and to determine that such portfolio holdings are appropriate in light of the Fund's shareowner base; (4) review, monitor and analyze on a periodic basis the policies established by any sub-adviser for the Fund with respect to the placement of orders for the purchase and sale of portfolio securities; (5) review, monitor, analyze and report to the Board of Directors on the performance of the sub-adviser; (6) furnish to the Board of Directors or the sub-adviser reports, statistical and economic information as may be requested; and (7) recommend, either in its sole discretion or in conjunction with the sub-adviser, potential changes in investment policy.

 In the event that a sub-adviser appointed under the New Advisory Agreement is terminated in the future, FIRMCO may provide all investment advisory services pursuant to the New Advisory Agreement without a sub-adviser or further shareholder approval.

 Under the New Sub-Advisory Agreement, Hansberger Global will have responsibility for making and executing investment decisions for the Fund within the framework of the investment objectives, policies, and restrictions of the Fund. Hansberger Global will (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund's investment portfolio or are under consideration for inclusion within the portfolio; (2) under the supervision of FIRMCO, formulate and implement a continuous investment program for the Fund consistent with the investment objective and related investment policies for the Fund as set forth in the Fund's articles of incorporation, by-laws, registration statements and effective prospectus and statement of additional information; and (3) take such steps as are necessary to implement the continuous investment program by purchase and sale of securities. Hansberger Global further agrees to vote all proxies in the name of the Fund solicited by or with respect to issuers of securities in which the Fund may be invested.

 As the Fund's sub-adviser, Hansberger Global will render to FIRMCO certain documentation specified in the New Sub-Advisory Agreement as well as other requested reports concerning the investment activity and portfolio composition of the Fund. In addition, Hansberger Global will not purchase any securities from or sell any securities to FIRMCO, Hansberger Global, B.C. Ziegler & Company, the Fund's principal underwriter, or any of their affiliates acting as principal in the transaction, except as permitted by law.

 In the New Agreements, FIRMCO and Hansberger Global agree to use the same skill and care in providing services under the New Agreements as they use in providing services to fiduciary accounts for which they have investment responsibilities. They further agree to conform with all applicable laws and regulations.

 The New Agreements provide further that in executing portfolio transactions and selecting brokers or dealers, FIRMCO and/or Hansberger Global will use its best efforts to seek on behalf of the Fund the best overall terms available. The New Agreements authorize them to consider brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which they or their affiliates exercise investment discretion. In addition, FIRMCO and Hansberger Global are authorized to take into account the sales of shares of the Company in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with FIRMCO, Hansberger Global or B.C. Ziegler & Company), provided that they believe that the quality of the transaction and the commissions are comparable to what they would be with other qualified firms.

 The New Agreements provide that FIRMCO and Hansberger Global will not be liable for any error of judgment or mistake of law or for any loss relating to their services, provided that this protection does not apply liability to the Fund or its shareowners to which FIRMCO or Hansberger Global would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their respective duties, or from reckless disregard of their obligations and duties under the New Agreements.

 The New Agreements are terminable at any time, without the payment of any penalty, by FIRMCO or by the Company (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) on sixty days' written notice or, in the case of the New Sub-Advisory Agreement, by Hansberger Global. Each New Agreement will automatically terminate in the event of its assignment, and the New Sub-Advisory Agreement will also terminate upon the termination of the New Advisory Agreement.

 If approved by a majority of the outstanding shares (as defined below) of the Fund, the New Agreements will become effective September 2, 1997, and will continue in effect until February 28, 1998. Thereafter, if not terminated, each New Agreement will continue in effect for successive annual periods, provided such continuance is approved at least annually (i) by the vote of a majority of those members of the Board who are not "interested persons" of any party to the New Agreement (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

 EVALUATION BY THE BOARD OF DIRECTORS OF THE COMPANY. The New Agreements were unanimously approved by the Board and by a majority of those members of the Board who were not "interested persons" (as that term is defined in the 1940
Act) of any party to the New Agreements at a meeting held on June 13, 1997. In reaching its decision, the Board considered the following factors to be material and of greatest importance: (1) the proposed change in the Fund's investment strategy from a passively managed fund to an actively managed fund; and (2) and Hansberger Global's investment management style, qualifications and experience. The Board also considered the terms of the New Agreements, including the fact that the contractual advisory fee rates payable at certain breakpoints by the Fund under the New Advisory Agreement would be lower than contractual advisory fee rates payable under the Current Advisory Agreement. The Board also considered the benefits which FIRMCO and Hansberger Global may derive from the New Agreements, including the receipt of investment research and information in return for allocating portfolio brokerage. Based on its evaluation, the Board concluded that approval of the New Agreements would be in the best interests of the Fund and its shareowners.

 VOTING PROCEDURES. The approval of each of the New Advisory and New Sub-Advisory Agreements requires the affirmative vote of the holders of a "majority of the outstanding shares' of the Fund (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

 If the New Agreements are not approved by shareowners at the Meeting or if one of the New Agreements but not the other is approved by shareowners at the Meeting, the Current Agreements will continue in effect, and FIRMCO will consider other alternatives regarding the investment management of the Fund, including the possible recommendation of another sub-adviser.


                THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT
                  SHAREOWNERS VOTE "FOR" THE NEW AGREEMENTS

                               VOTING INFORMATION

 QUORUM. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposals described in this Proxy Statement are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented and voting at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a proposal against any adjournment. Under the Company's By-laws, a quorum is constituted with respect to a Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting. If a proxy is properly executed and returned and is marked with an abstention, the Shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business, but will not be voted on any matters as to which the abstention applies. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions, but not broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the New Agreements.

 OTHER SHAREHOLDER INFORMATION. At the record date for the Meeting, Firstar Trust Company ("Firstar") and its affiliates held of record 91% of the outstanding shares of the Fund in a fiduciary or other representative capacity for the benefit of their customers. Firstar has advised the Company that it and its affiliates do not intend to vote the shares of the Fund over which they possess voting power at the Meeting FOR or AGAINST the proposals discussed in this Proxy Statement. Instead, Firstar and its affiliates will forward proxy materials to the beneficial owners of such shares in order that they may cast their votes FOR or AGAINST the proposals.

 At the record date the name, address and share ownership of each person who may have possessed sole or shared voting or investment powers with respect to more than 5% of the outstanding shares of the Fund's respective share series were as follows:
                            SERIES AND     PERCENTAGE     PERCENTAGE
                            AMOUNT OF          OF        OF PORTFOLIO
   NAME AND ADDRESS        SHARES OWNED   SERIES OWNED   SHARES OWNED
   ----------------        ------------   ------------   ------------

 Firstar Corporation
   Pension Trust             1,164,038
 777 E. Wisconsin Ave.
 JS-1N                     Institutional     48.5%           44.3%
 Milwaukee, WI 53202       Series Shares

 As of the record date, the directors and officers of the Company owned in the aggregate less than 1% of the outstanding shares of the Fund.


                             ADDITIONAL INFORMATION

 FIRMCO. FIRMCO is a registered investment adviser under the Investment
Advisers Act of 1940 (the "Advisers Act"). FIRMCO is a Wisconsin corporation and a wholly-owned subsidiary of Firstar Corporation. On July 1, 1997, FIRMCO reorganized as a Wisconsin limited liability company. FIRMCO and Firstar Corporation have principal offices at Firstar Center, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. FIRMCO has been engaged in the business of providing investment advisory services since 1986. FIRMCO currently has $20.2 billion in assets under active management of which $11.9 billion is invested in fixed-income and money market securities and $8.3 billion in equity securities.

 Set forth below are the names, addresses and principal occupation of the directors and the principal executive officers of FIRMCO:

NAME                POSITION WITH FIRMCO  PRINCIPAL OCCUPATION AND ADDRESS
----                --------------------  --------------------------------
John A. Becker      Director              President and Chief
                                          Operating Officer,
                                          Firstar Corporation,
                                          777 E. Wisconsin Avenue,
                                          Milwaukee, WI 53202

J. Scott Harkness   Chairman              Chairman, FIRMCO,
                                          777 E. Wisconsin Avenue,
                                          Milwaukee, WI 53202

Steven R. Parish    Director              Executive Vice President,
                                          Firstar Corporation,
                                          777 E. Wisconsin Avenue,
                                          Milwaukee, WI 53202

Mary Ellen Stanek   President             President, FIRMCO
                                          777 E. Wisconsin Avenue,
                                          Milwaukee, WI 53202

Matthew Uselman     Director              Senior Vice President,
                                          Firstar Bank Wisconsin,
                                          1 South Pinckney,
                                          Madison, WI 53703

Robert L. Webster   Director              President, Firstar Trust Company,
                                          777 E. Wisconsin Avenue,
                                          Milwaukee, WI 53202

  Mary Ellen Stanek, President of FIRMCO, is also Vice President of the Company. FIRMCO does not act as investment adviser to any other investment company having a similar investment objective to the Fund.

  The Current Agreements were most recently approved by the Board of Directors at a Board Meeting held on February 21, 1997, and were approved by the sole shareholder of the Fund on April 25, 1994 by consent action to satisfy conditions imposed by the Securities and Exchange Commission ("SEC") in connection with the registration of shares of the Fund under the Securities Act of 1933.

  For the Fund's fiscal year ended October 31, 1996, FIRMCO earned advisory fees of $634,843 under the Current Advisory Agreement. Had the New Advisory Agreement been in effect during the fiscal year ended October 31, 1996, FIRMCO would have earned $599,590 or 94.45% of the advisory fees earned for that fiscal year under the Current Advisory Agreement. During the fiscal year ended October 31, 1996, FIRMCO waived $332,273 of the advisory fees it earned from the Fund.

  In addition, an affiliate of FIRMCO, Firstar Trust Company ("Firstar"), serves as the Fund's co-administrator, transfer agent and dividend disbursing agent. For the Fund's fiscal year ended October 31, 1996, Firstar earned administration and transfer and dividend disbursing agent fees of $20,015 and $28,978, respectively, from the Fund, and waived additional administration fees of $30,231. For the fiscal year ended October 31, 1996, the Fund paid fees under its Service Plan of $6,964 to shareowner organizations which were affiliated with FIRMCO. FIRMCO and its affiliates intend to continue to provide these services to the Fund after the New Agreements are approved.

  For the Fund's fiscal year ended October 31, 1996, FIRMCO paid (out of its advisory fee from the Fund) sub-advisory fees to State Street totaling $161,584. State Street, as the Fund's custodian and accounting services agent, was paid $212,892 by the Fund for the fiscal year ended October 31, 1996. State Street and its affiliates did not receive any other compensation for services with respect to the Fund for the fiscal year then ended.

  HANSBERGER GLOBAL. Hansberger Global, founded in 1994, is a Delaware corporation, with its principal office at 515 East Las Olas Boulevard, Suite 1300, Fort Lauderdale, Florida 33301. Hansberger Global is a registered investment adviser under the Advisers Act that provides investment services to investment companies and separate private and institutional accounts. Thomas Hansberger, the founder of Hansberger Global, previously served as Chairman, President and Chief Executive Officer of Templeton Worldwide, Inc., the parent company of the Templeton group of companies. He is now the Chairman, Chief Executive Officer, President and Treasurer of Hansberger Global and can be reached at the principal offices of the firm. Set forth below are the names, addresses and principal occupations of the directors of Hansberger Global:

  Mr. Max Carrol Chapman, Jr.                Mr. Alberto Cribiore
  Chairman of Nomura Holding                 (investment banking firm)
  America, Inc. and Managing                 Brera Capital Partners, LLC
  Director of Nomura Securities              590 Madison Avenue, Suite 18C
  Limited (financial services companies)     New York, NY 10022
  Nomura Financial Center
  2 World Financial Center
  Building B
  New York, NY 10281-1198

  Mr. Salah Al-Maousherji
  President-Al-Mashura Consultancy
  Services (international management
  consultants specializing in corporate
  finance and management)
  c/o Kuwait Investment Office
  Saint Vedast House
  150 Cheapside
  London EC2V 6ET ENGLAND

 Set forth below are the names and addresses of shareowners of Hansberger Global who own 10% of record and beneficially or more of the issued and outstanding voting securities of Hansberger Global:

  Thomas L. Hansberger                     SLW Family L.P.
  Hansberger Global Investors, Inc.        1300 Brickell Avenue
  515 East Las Olas Blvd., Suite 1300      Fort Lauderdale, FL 33301
  Fort Lauderdale, FL 33301

  The Clayton & Dubilier
    Private Equity Fund IV
    Limited Partnership (Fund IV)
  230 Greenwich Avenue
  Greenwich, CT 06830

  Hansberger Global's Chief Investment Officer, James E. Chaney, will primarily be responsible for the day to day management of the Fund. In addition, Mr. Chaney along with other members of the analytical team serves as portfolio manager of one other investment company and various institutional separate accounts. Prior to joining Hansberger Global, Mr. Chaney was Executive Vice President for Templeton Worldwide, Inc. and a senior member of its Portfolio Management/Strategy Committee. While at Templeton, he also served as the portfolio manager for four mutual funds, two variable annuity funds, one institutional co-mingled fund, four public institutional separate accounts and four corporate accounts.

  Hansberger Global serves as investment adviser to the following U.S. registered investment company portfolio, which has investment objectives similar to the Fund. The portfolio, its net assets (as of July 8, 1997) and the annual advisory fee payable by the portfolio to Hansberger Global are as follows:

                                 NET ASSETS         ANNUAL FEE RATE
          NAME OF FUND          AS OF 7/8/97     (BASED ON NET ASSETS)
          ------------          ------------      -------------------
           Hansberger
      Institutional Series     $133,837,918.18          0.75% <F1>
      - International Fund

  <F1> Hansberger Global has voluntarily agreed to reimburse expenses to the extent that total operating expenses of the fund exceed 1.00%.

  No officer or director of the Company is an officer, director, employee or shareowner of Hansberger Global.

  DISTRIBUTOR AND CO-ADMINISTRATORS. B.C. Ziegler and Company ("Ziegler") with offices at 215 North Main Street, West Bend, Wisconsin 53095-3348 serves as the distributor of the Company's shares. Firstar Trust Company with principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and Ziegler serve as the Co-Administrators of the Company.

  PRINCIPAL OFFICE. The principal office of the Fund is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

  SHAREOWNER MEETINGS. The Company's Board of Directors has adopted a By-Law in accordance with the Wisconsin Business Corporation Law that requires the Company to hold an annual shareowner meeting for the election of directors and other business only in a year in which certain specified items are required to be acted upon by shareowners under the 1940 Act. Under certain circumstances, however, shareowners have the right to call a meeting of shareowners to consider the removal of one or more directors or other business. To the extent required by law, the Company will assist in shareowner communications in such matters. Shareowners wishing to submit proposals for inclusion in the proxy statement for a subsequent shareowners meeting should send their written proposals to the Company at its principal office.

  AUTHORITY TO ACT AS INVESTMENT ADVISER. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting, selling or distributing securities, but in general do not prohibit such a holding company or affiliate banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. FIRMCO is subject to such laws and regulations, and believes that it may perform the services contemplated by the New Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations. If, however, FIRMCO was prevented by judicial or administrative decisions from acting as investment adviser to the Fund, it is expected that the Board would recommend that shareholders approve a new investment advisory agreement with another qualified firm.

  OTHER MATTERS. No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareowners arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Company.

  DATED: JULY 14, 1997

SHAREOWNERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE COMPANY'S ANNUAL REPORT TO SHAREOWNERS DATED OCTOBER 31, 1996 AND SEMI-ANNUAL REPORT TO SHAREOWNERS DATED APRIL 30, 1997 TO ANY SHAREOWNER UPON REQUEST. THE COMPANY'S ANNUAL REPORTS TO SHAREOWNERS AND SEMI-ANNUAL REPORTS TO SHAREOWNERS MAY BE OBTAINED FROM THE COMPANY BY WRITING TO THE COMPANY AT 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202 OR BY CALLING 1-800-982-8909.


                                   EXHIBIT A
                              AMENDED AND RESTATED
                ADDENDUM NO. 3 TO INVESTMENT ADVISORY AGREEMENT

  This Addendum, dated as of the ____ day of August, 1997, is entered into between PORTICO FUNDS, INC. (the "Company"), a Wisconsin corporation, and Firstar Investment Research and Management Company, LLC (the "Investment Adviser").

  WHEREAS, the Company and the Investment Adviser have entered into an Investment Advisory Agreement dated as of March 27, 1992 (the "Advisory Agreement'), pursuant to which the Company appointed the Investment Adviser to act as investment adviser to the Company for its Balanced Fund;

  WHEREAS, Section 1(b) of the Advisory Agreement provides that in the event the Company establishes one or more additional investment portfolios with respect to which it desires to retain the Investment Adviser to act as the investment adviser under the Advisory Agreement, the Company shall so notify the Investment Adviser in writing and if the Investment Adviser is willing to render such services it shall notify the Company in writing, and the compensation to be paid to the Investment Adviser shall be that which is agreed to in writing by the Company and the Investment Adviser; and

  WHEREAS, pursuant to Section 1(b) of the Advisory Agreement, the Company has notified the Investment Adviser that it has established the International Equity Fund and that it desires to retain the Investment Adviser to act as the investment adviser therefor, and the Investment Adviser has notified the Company that it is willing to serve as investment adviser for the International Equity Fund (the "Fund");

  NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

 1. APPOINTMENT. The Company hereby appoints the Investment Adviser to act as investment adviser to the Company for the International Equity Fund for the period and the terms set forth herein and in the Advisory Agreement. The Investment Adviser hereby accepts such appointment and agrees to render the services set forth herein and in the Advisory Agreement, for the compensation herein provided.

 2. SUBCONTRACTORS. It is understood that the Investment Adviser may from time to time employ or associate with itself such person or persons as the Investment Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or person shall be paid by the Investment Adviser; and that any person providing investment advisory services to the Fund shall be approved in accordance with the provisions of the 1940 Act. Each such sub-adviser is hereinafter referred to as a "Sub-Adviser".

  Notwithstanding the approval of any such Sub-Adviser(s), however, in carrying out its obligations hereunder the Investment Adviser shall in all events:

   a. assist and consult with any Sub-Adviser with respect to the Fund in connection with the Fund's continuous investment program;

   b. establish and monitor general investment criteria and policies for the Fund;

   c. review, monitor and analyze on a periodic basis the Fund's portfolio holdings and transactions to determine that each Sub-Adviser performs its sub-advisory services in accordance with the Fund's investment objective, policies and restrictions as stated in its prospectus and statement of additional information and to determine that such portfolio holdings are appropriate in light of the Fund's shareholder base;
   d. review, monitor and analyze on a periodic basis the policies established by any Sub-Adviser for the Fund with respect to the placement of orders for the purchase and sale of portfolio securities;

   e. review, monitor, analyze and report to the Board of Directors on the performance of the Sub-Adviser(s);

   f. furnish to the Board of Directors or the Sub-Adviser(s), reports, statistical and economic information as may be requested; and

   g. recommend, either in its sole discretion or in conjunction with the Sub-Adviser(s), potential changes in investment policy.

  In the event that any Sub-Adviser appointed hereunder is terminated, the Investment Adviser may provide all investment advisory services pursuant to this Agreement without a Sub-adviser or further shareholder approval.

 3. COMPENSATION. For the services provided and the expenses assumed with respect to the International Equity Fund pursuant to the Advisory Agreement and this Addendum, the Company will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor (a) 4/10 of the gross income earned by the Fund on the loan of its securities (excluding capital gains and losses if any), plus (b) a fee, computed daily and paid monthly, at the annual rate of 1.50% of the first $25 million of the Fund's average net assets, 1.25% of the next $75 million of the Fund's average net assets, and 1.10% of the Fund's average net assets exceeding $100 million.

 4. MISCELLANEOUS. Except to the extent supplemented hereby, the Advisory Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as supplemented hereby.


                            [SIGNATURE LINES OMITTED]



                          INVESTMENT ADVISORY AGREEMENT

  AGREEMENT made as of March 27, 1992, between PORTICO FUNDS, INC., a Wisconsin corporation (herein called "Portico Funds"), and FIRST WISCONSIN ASSET MANAGEMENT ("Investment Adviser"), a subsidiary of Firstar Corporation.

  WHEREAS, Portico Funds is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

  WHEREAS, Portico Funds desires to retain the Investment Adviser to furnish investment advisory and other services to Portico Funds for its Balanced Fund portfolio (the "Fund"), and the Investment Adviser is willing to so furnish such services;

  NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT.

   (a) Portico Funds hereby appoints the Investment Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

   (b) In the event that Portico Funds establishes one or more portfolios other than the Fund with respect to which it desires to retain the Investment Adviser to act as investment adviser hereunder, it shall notify the Investment Adviser in writing. If the Investment Adviser is willing to render such services under this Agreement it shall notify Portico Funds in writing whereupon such additional portfolio shall become subject to the provisions of this Agreement to the same extent as the Fund named above in the recitals except to the extent that said provisions (including those relating to the compensation payable by the Fund to the Investment Adviser) are modified with respect to such portfolio in writing by Portico Funds and the Investment Adviser at the time.

2. DELIVERY OF DOCUMENTS. Portico Funds has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

   (a) Portico Funds' Articles of Incorporation, as filed with the State Secretary of the State of Wisconsin on February 15, 1988, and all amendments thereto (such Articles of Incorporation, as presently in effect and as the same shall from time to time be amended, are herein called the "Articles of Incorporation");

   (b) Portico Funds' By-laws and amendments thereto;

   (c) Resolutions of Portico Funds' Board of Directors authorizing the appointment of the Investment Adviser and approving this Agreement;

   (d) Portico Funds' Registration Statement, as amended, on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 33-18255), and under the 1940 Act; and

   (e) The most recent prospectus of Portico Funds relating to the Fund (such prospectus together with the related statement of additional information, as presently in effect and all amendments and supplements thereto, herein called the "Prospectus").

  Portico Funds will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any.

 3. SERVICES. Subject to the supervision of Portico Funds' Board of Directors, the Investment Adviser will be responsible for the management of, and will provide a continuous investment program for, the Fund including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Investment Adviser will provide the services rendered by it under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in its Prospectus and resolutions of Portico Funds' Board of Directors. Without limiting the generality of the foregoing, the Investment Adviser is hereby specifically authorized to invest and reinvest the assets of the Fund, in its discretion as investment adviser, agent and fiduciary for the Fund, in (i) variable amount demand notes of corporate borrowers held by the Investment Adviser for the investment of monies held by the Investment Adviser in its capacity as fiduciary, agent and custodian and (ii) securities of other investment companies whether or not the same are advised or managed by the Investment Adviser or another affiliated person of Portico Funds. Unless the Board of Directors of Portico Funds directs otherwise in a particular instance or generally, the Investment Adviser is hereby further authorized, on behalf of Portico Funds, to vote, give and withhold consents with respect to, and take all other similar actions relating to the securities and other investments owned by the Fund. In addition, the Investment Adviser agrees that it will:

   (a) Establish and monitor investment criteria and policies for the Fund;

   (b) Update the Fund's cash availability throughout the day as required;
   (c) Maintain historical tax lots for each portfolio security held by the Fund;

   (d) Transmit trades to Portico Funds' custodian for proper settlement;

   (e) maintain all books and records with respect to the Fund's securities transactions;

   (f) Supply Portico Funds and its Board of Directors with reports, statistical data and economic information as requested; and

   (g) Prepare a quarterly broker security transaction summary and monthly security transaction listing for the Fund.

 4.  OTHER COVENANTS. The Investment Adviser agrees that it:

   (a) will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

   (b) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

   (c) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Investment Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Investment Adviser or an affiliate of the Investment Adviser exercises investment discretion. The Investment Adviser is authorized, subject to the prior approval of Portico Funds' Board of Directors, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer
       - viewed in terms of that particular transaction or in terms of the overall responsibilities of the Investment Adviser to the Fund. In addition, the Investment Adviser is authorized to take into account the sale of shares of Portico Funds in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Investment Adviser or Portico Funds' principal underwriter), provided that the Investment Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Investment Adviser, Portico Funds' principal underwriter, or any affiliated person of either Portico Funds, the Investment Adviser, or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission; and

   (d) will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of it and its affiliates. When the Investment Adviser makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of the commercial department maintained by it or one of its affiliates. In dealing with commercial customers, the commercial departments of the Investment Adviser and its affiliates will not inquire or take into consideration whether securities of those customers are held by the Fund.

 5. SERVICES NOT EXCLUSIVE. The services furnished by the Investment Adviser hereunder are deemed not to be exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Investment Adviser to be suitable for two or more accounts managed by the Investment Adviser, the available securities or investments may be allocated in a manner believed by the Investment Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.

 6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund are the property of Portico Funds and further agrees to surrender promptly to Portico Funds any of such records upon Portico Funds' request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

 7. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Fund. In addition, if the aggregate expenses borne by the Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which its shares are registered or qualified for sale to the public, the Investment Adviser shall reimburse the Fund for any such excess to the extent that said securities regulations so require. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

 8. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, Portico Funds will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor: (a) 4/10ths of the gross income earned by the Fund on each loan of its securities (excluding capital gains and losses, if any), plus (b) a fee, computed daily and payable monthly, at the annual rate of .75% of the average daily net assets of the Fund.

 9. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by Portico Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

10. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof with respect to the Fund listed in Section 1(a) hereof, and with respect to any additional portfolio, on the date of receipt by Portico Funds of notice from the Investment Adviser in accordance with Section 1(b) hereof that the Investment Adviser is willing to serve as investment adviser with respect to such portfolio, provided that this Agreement (as supplemented by the terms specified in any notice and agreement pursuant to
     Section 1(b) hereof) shall have been approved by the shareholders of the Fund (or any portfolio added pursuant to Section 1(b) hereof) in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, shall continue in effect with respect to the Fund (or any portfolio added pursuant to Section 1(b) hereof) until February 28, 1993. Thereafter, if not terminated, this Agreement shall automatically continue in effect as to a particular portfolio for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of Portico Funds' Board of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by Portico Funds' Board of Directors or by vote of a majority of the outstanding voting securities of such portfolio. Notwithstanding the foregoing, this Agreement may be terminated as to a particular portfolio at any time, without the payment of any penalty, by Portico Funds (by vote of Portico Funds' Board of Directors or by vote of a majority of the outstanding voting securities of such portfolio), or by the Investment Adviser on sixty days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning as such terms have in the 1940 Act.)

11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective as to the Fund (or any other portfolio subject to this Agreement) until approved by vote of a majority of the outstanding voting securities of the Fund (or such portfolio).

12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Wisconsin law.


                            [SIGNATURE LINES OMITTED]


                                    EXHIBIT B
                        INVESTMENT SUB-ADVISORY AGREEMENT

  THIS AGREEMENT, made this 13th day of June, 1997, is by and among Firstar Investment Research & Management Company, a Wisconsin corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") (the "Adviser"), Hansberger Global Investors, Inc., a
Delaware corporation registered as an investment adviser under the Advisers Act (the "Sub-Adviser"), and Portico Funds, Inc. (the "Company"), an open-end diversified management investment company of the series type, registered under the Investment Company Act of 1940, as amended (the "1940 Act").

  WHEREAS, the Adviser is the investment adviser to the Portico International Equity Fund (the "Fund") of the Company, and the Adviser desires to retain the Sub-Adviser to furnish it with portfolio selection and related research and statistical services in connection with the Adviser's investment advisory activities on behalf of the Fund, and the Sub-Adviser desires to furnish such services to the Adviser;

  NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

 1.  APPOINTMENT OF SUB-ADVISER

  In accordance with and subject to the investment advisory agreement (the "Investment Advisory Agreement") between the Company and the Adviser, the Adviser hereby appoints the Sub-Adviser to perform portfolio selection and related research and statistical services described herein for investment and reinvestment of the Fund's investment assets, subject to the control and direction of the Company's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Company or the Adviser in any way or otherwise be deemed an agent of the Company or the Adviser.

 2.  OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY THE SUB-ADVISER

   (a) The Sub-Adviser shall provide the following services and assume the following obligations with respect to the Fund:

   (1) The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the articles of incorporation, the by-laws, the registration statement, the effective prospectus and the statement of additional information of the Company relating to the Fund (the "Fund Documents") and shall conform to the investment objectives, policies and restrictions of the Fund as set forth in such documents and as interpreted from time to time by the Board of Directors of the Company and by the Adviser. Copies of the Fund Documents have been or will be submitted to the Sub-Adviser. The Company agrees to provide copies of all amendments to or restatements of the Fund Documents to the Sub-Adviser on a timely and on-going basis but in all events prior to such time as said amendments or restatements become effective. The Sub-Adviser will be entitled to rely on all such documents furnished to it by the Company, the Fund, or the Adviser. Within the framework of the investment objectives, policies and restrictions of the Fund, and subject to the supervision of the Adviser, the Sub-Adviser shall have responsibility for making and executing investment decisions for the Fund.

   (2) In carrying out its obligations to manage the investments and reinvestments of the assets of the Fund, the Sub-Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund's investment portfolio or are under consideration for inclusion therein;
       (2) under the supervision of the Adviser, formulate and implement a continuous investment program for the Fund consistent with the investment objective and related investment policies for the Fund as set forth in the Fund Documents, as amended; and (3) take such steps as are necessary to implement the aforementioned investment program by purchase and sale of securities including the placing, or directing the placement through an affiliate of the Sub-Adviser in accordance with applicable regulatory requirements, of orders for such purchases and sales.

   (3) In connection with the purchase and sale of securities of the Fund, the Sub-Adviser shall arrange for the transmission to the Adviser and the Custodian for the Fund and, as directed by the Adviser, any other persons retained by the Fund on a daily basis such confirmations, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Fund's investment portfolio. The Sub-Adviser shall render such reports to the Adviser and/or to the Company's Board of Directors concerning the investment activity and portfolio composition of the Fund in such form and at such intervals as the Adviser or the Board may from time to time require.

   (4) The Sub-Adviser shall, in the name of the Fund, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies of the Fund, as set forth in the Fund Documents, as amended from time to time, and under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act. In connection with the placement of orders for the execution of the Fund's portfolio transactions, the Sub-Adviser shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to, records required by
       Section 31(a) of the 1940 Act. All records shall be the property of the Company and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Company, the Adviser, or any other person retained by the Company. The Sub-Adviser agrees to surrender promptly to the Company any of such records upon the Company's request. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by the 1940 Act. The Sub-Adviser shall, in the name of the Fund, vote all proxies solicited by or with respect to the issuers of securities in which the Fund may be invested from time to time.

   (5) In placing orders or directing the placement of orders for the execution of portfolio transactions, the Sub-Adviser shall select brokers and dealers for the execution of the Fund's transactions. In selecting brokers or dealers to execute such orders, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser's investment research and portfolio management capability generally. Subject to the initial approval of the Sub-Adviser's soft dollar policy by the Company's Board of Directors and further subject to the review of the Company's Board of Directors from time to time with respect to the extent and continuation of such policy, the Sub-Adviser may, in accordance with Section 28(e) of the Securities and Exchange Act of 1934, as amended, negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or the Sub-Adviser's overall responsibilities to the Sub-Adviser's discretionary accounts. In addition, the Sub-Adviser is authorized to take into account the sale of shares of the Company in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Company's principal underwriter), provided that the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Sub-Adviser, the Adviser, the Company's principal underwriter, or any affiliated person of either the Company, the Adviser, Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC through rules, regulations, decisions and no-action letters.

   (b) The Sub-Adviser shall use the same skill and care in providing services to the Fund as it uses in providing services to fiduciary accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable federal and state laws, rules and regulations.

 3.  EXPENSES

  The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Fund. The Fund (or the Adviser) will bear certain other expenses to be incurred in the Fund's operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; SEC fees and state blue sky qualification fees; expenses of custodians, transfer and dividend disbursing agents and the Fund's co-administrators; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

 4.  COMPENSATION

  In payment for the investment sub-advisory services to be rendered by the Sub-Adviser in respect of the Fund hereunder, the Adviser shall pay to the Sub-Adviser as full compensation for all services hereunder a fee computed at an annual rate which shall be a percentage of the average net assets of the Fund. The fee shall be accrued daily and shall be based on the net asset values of all of the issued and outstanding shares of the Fund as determined as of the close of each business day pursuant to the Fund Documents. The fee shall be payable in arrears during the following calendar month.

  The amount of such annual fee, as applied to the average daily value of the net assets of the Fund shall be as described in the schedule below:

                      ASSETS                         FEE
                      ------                         ---
          On the first $25 million in assets         .75%
          On the next $75 million in assets          .50%
          On the assets in excess of $100 million    .35%

 5.  EFFECTIVE DATE, RENEWAL AND TERMINATION

  This Agreement is subject to satisfaction of the following condition:

   (a) approval by a majority of the outstanding voting securities of the Fund on or about August 15, 1997.

  If this condition is satisfied, this Agreement shall become effective September 2, 1997 and, unless otherwise terminated, shall continue until February 27, 1998 and from year to year thereafter so long as approved annually in accordance with the 1940 Act and the rules thereunder. This Agreement may be terminated without penalty on sixty (60) days' written notice to the Sub-Adviser
(i) by the Adviser, (ii) by vote of the Board of Directors of the Company or
(iii) by vote of a majority of the outstanding voting securities of the Fund; or it may be terminated without penalty on sixty (60) days' written notice to the Adviser by the Sub-Adviser. This Agreement will terminate automatically in the event of its assignment or upon any termination of the Investment Advisory Agreement. The terms "assignment" and "vote of a majority of the outstanding voting securities' shall have the meanings set forth in the 1940 Act. The Adviser, Sub-Adviser and Company agree that the Adviser's reorganization as a limited liability company on or about July 1, 1997 shall not constitute an "assignment" under the 1940 Act.

 6.  REPRESENTATIONS OF THE COMPANY, ADVISER AND THE SUB-ADVISER

  The Company and Fund represent that (i) a copy of the Company's Articles of Incorporation, dated February 15, 1988, together with all amendments thereto, is on file in the office of the Wisconsin Department of Financial Institutions,
(ii) the appointment of the Adviser has been duly authorized, (iii) the appointment of the Sub-Adviser has been duly authorized, and (iv) they have acted and will continue to act in conformity with the 1940 Act, and other applicable laws.

  The Adviser represents that (i) it is authorized to perform the services herein, (ii) the appointment of the Sub-Adviser has been duly authorized, and
(iii) it will act in conformity with the 1940 Act, and other applicable laws.

  The Sub-Adviser represents that it is authorized to perform the services described herein.

 7.  MATERIALS

  Neither the Adviser, the Company, or the Fund shall publish or distribute any information including but not limited to, registration statements, advertising or promotional material regarding the provision of investment advisory services by the Sub-Adviser pursuant to this Agreement, without the prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld or delayed. If the Sub-Adviser has not notified the Adviser of its disapproval of sample materials within five (5) days after its receipt thereof, such materials shall be deemed approved. Materials substantially similar to materials approved on an earlier occasion, with the exception of any regulatory filings, shall also be deemed approved. Notwithstanding the foregoing, the Adviser may distribute information regarding the provision of investment advisory services by the Sub-Adviser to the Company's Board of Directors ("Board Materials") without the prior written consent of the Sub-Adviser. The Adviser shall provide copies of the Board Materials to the Sub-Adviser within a reasonable time following distribution to the Company's Board of Directors.

  The Sub-Adviser shall not publish or distribute any information including but not limited to, registration statements, advertising or promotional material regarding the provision of investment advisory services by the Sub-Adviser pursuant to this Agreement, without the prior written consent of the Adviser and the Company, which consent shall not be unreasonably withheld or delayed. If the Adviser or Company has not notified the Sub-Adviser of its disapproval of sample materials within five (5) days after its receipt thereof, such materials shall be deemed approved. Materials substantially similar to materials approved on an earlier occasion, with the exception of any regulatory filings, shall also be deemed approved.

 8.  GENERAL PROVISIONS

   (a) The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by the Sub-Adviser of its duties under this Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect or purport to protect, the Sub-Adviser against any liability to the Adviser or the Company or to its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties hereunder or a breach of its fiduciary duty.

   (b) The Adviser and the Fund understand that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser or investment sub-adviser to fiduciary and other managed accounts, including other investment companies and the Adviser and the Fund have no objection to the Sub-Adviser so acting provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser and the Fund also understand that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser, with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

   (c) Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or the right of any of its officers, directors or employees who may also be an officer, director or employee of the Company, or person otherwise affiliated with the Company (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

   (d) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Florida. The captions in this Agreement are included for convenience only and in no way defame or delimit any of the provisions hereof or otherwise affect their construction or effect.

   (e) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the appropriate party at the following address: The Adviser, the Company and the Fund at 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, and the Sub-Adviser at 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, Florida 33301, Attention: General Counsel.

   (f) Sub-Adviser agrees to notify Adviser of any change in Sub-Adviser's senior officers, portfolio managers, and directors within a reasonable time after such change. Sub-Adviser further agrees to provide Adviser with any amendments to Parts I and II of its ADV within a reasonable time after such amendments and notify Adviser of any regulatory, civil or criminal proceedings, actions or complaints involving the Sub-Adviser or its affiliates within a reasonable time.

   (g) This Agreement may be amended in accordance with the 1940 Act.

   (h) This Agreement constitutes the entire agreement among the parties hereto.

   (i) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall together, constitute only one instrument.


                           [SIGNATURE LINES OMITTED]




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                              PORTICO FUNDS, INC.

                           INTERNATIONAL EQUITY FUND

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of Portico Funds, Inc. (the "Company") for use at a special Meeting of Shareowners (the "Meeting") to be held at the offices of the Company's legal counsel, Drinker Biddle & Reath LLP, 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107 on August 15, 1997 at 10:00 a.m. (Eastern time).

     The undersigned hereby appoints Kenneth L. Greenberg, Jeffrey M. Squires and Laura J. Rauman, and any of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares evidencing beneficial interests in the International Equity Fund (the "Fund") of the Company that are held of record by the undersigned on the record date for the Meeting, upon the following matter AND UPON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING, IN THEIR DISCRETION.



     Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSALS (1) AND (2).



              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PORTICO FUNDS, INC. -- INTERNATIONAL EQUITY FUND

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

VOTE ON PROPOSALS

   (1) Proposal to approve or disapprove a revised investment advisory agreement with Firstar Investment Research & Management Company, LLC with respect to the Fund:

                    ( ) For     ( ) Against     ( ) Abstain


   (2) Proposal to approve or disapprove a new sub-advisory agreement with Hansberger Global Investors, Inc. with respect to the Fund:

                    ( ) For     ( ) Against     ( ) Abstain


   (3) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


          Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


          x
           -----------------------------------
              Signature

          Date
              --------------------------------

          x
           -----------------------------------
              Signature (Joint Owners)

          Date
              --------------------------------